UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   May 3, 2011

The Manitowoc Company, Inc.

(Exact name of registrant as specified in its charter)

Wisconsin	1-11978	39-0448110
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2400 S. 44th Street, Manitowoc, Wisconsin 54221-0066

(Address of principal executive offices including zip code)

(920) 684-4410

 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07               Submission of Matters to a Vote of Security Holders.

On May 3, 2011, The Manitowoc Company, Inc. (the “Company”) held its Annual Meeting of Shareholders.  At the Annual Meeting the Company’s shareholders voted on (i) the election of three directors, (ii) the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011, (iii) an advisory proposal to approve the compensation of the Company’s named executive officers and (iv) an advisory proposal on the frequency of future advisory votes on the compensation of the Company’s named executive officers.

The nominees named below were elected as directors at the Annual Meeting by the indicated votes cast for each nominee:

Name of Nominee	For	Withheld	Broker Nonvotes

Donald M. Condon, Jr.	74,045,060	7,073,520	36,007,571
Keith D. Nosbusch	73,604,592	7,513,988	36,007,571
Glen E. Tellock	70,330,057	10,788,523	36,007,571

The directors listed above will serve until the Annual Meeting of Shareholders to be held in the year 2014.  The following other directors continue in office (subject to the Company’s age 72 limit):  Roy V. Armes, Virgis W. Colbert, Cynthia M. Egnotovich, Kenneth W. Krueger, James L. Packard and Robert C. Stift.

At the Annual Meeting, the appointment of PricewaterhouseCoopers LLP as the Company’s registered independent public accounting firm for the fiscal year ending December 31, 2011, was ratified by the indicated votes cast:

For	Against	Abstentions
109,736,619	7,084,094	305,438

At the Annual Meeting, shareholders approved the advisory proposal regarding the compensation of the Company’s named executive officers by the indicated votes cast:

For	Against	Abstentions	Broker Nonvotes
60,427,331	20,182,728	568,515	35,947,577

Finally, at the Annual Meeting, the advisory proposal regarding the frequency of future advisory votes on the compensation of the Company’s named executive officers received the following votes:

3 Years	2 Years	1 Year	Abstentions	Broker Nonvotes
30,603,207	1,224,786	46,153,919	3,135,947	36,008,291

After consideration of the results of the vote on the frequency of future advisory votes on the compensation of the Company’s named executive officers, the Company’s Board of Directors determined that it would implement an annual advisory vote on such compensation until the next required shareholder vote on the frequency of these votes.

Further information concerning the matters voted upon at the Annual Meeting is contained in the Company’s proxy statement, dated March 24, 2011, with respect to the 2011 Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE MANITOWOC COMPANY, INC.
(Registrant)

DATE: May 5, 2011	/s/ Maurice D. Jones
Maurice D. Jones
Senior Vice President, General Counsel and Secretary